Exhibit 10.4
2 August 2011
CCA ACKNOWLEDGMENT
We, the undersigned, refer to the Co-operation and Contribution Agreement which is dated on or about the date of this acknowledgment and which we have each entered into (the CCA). Words and expressions used in this acknowledgment have the same meaning as in the CCA, unless the context requires otherwise.
1. Regulatory approvals
We each agree that, despite the terms of the CCA, once the following approvals, consents, clearances or confirmations, as appropriate, are granted, given, made or obtained or, as appropriate, the relevant waiting periods have expired, Bidco shall be entitled to free the Offer from the ‘other regulatory approvals’ condition referred to in the Agreed Announcement without the prior written consent of AM:
•	clearance from the Chinese Ministry of Commerce;

•	clearance from the European Commission (EC) or confirmation from the EC that the proposed concentration does not fall within its jurisdiction; and

•	clearance from the Japanese Fair Trade Commission (FTC) or expiry of the relevant waiting period if no decision is received by that time from the FTC.
We each agree that, despite the above, if any other approval, consent or clearance is required by law or regulation (whether in Australia or elsewhere) in connection with the Takeover Bid and is material to the business or operations of the Peabody Group, the ArcelorMittal Group or the Macarthur Group or is otherwise material in the context of the Offer, either Peabody or AM may (acting in good faith and reasonably), by written notice to the other parties, add the relevant approval, consent or clearance to the above list.
2. Reserved matters
We each agree that, despite the terms of the CCA, Bidco, Holdco and Peabody alone will be responsible for:
•	making decisions relating to freeing the Offer from conditions, extending the Offer Period or otherwise varying the Offer (to the extent that the prior written consent of AM is not required for such actions under clause 4.3(a) of the CCA);

•	making any non-material or procedural decisions in relation to the Offer;

•	establishing a broker handling fee arrangement or an institutional acceptance facility;

•	making any decision to accelerate the payment terms under the Offer;

•	engaging a typesetter, printer and mail house;

•	engaging and liaising with a registry service provider;

•	engaging and liaising with a public relations firm or firms; and

•	liaising with ASX Settlement Corporation and ASX and, on procedural matters, ASIC.
Despite the above, AM shall be entitled to participate in one or more of the above matters if it notifies Bidco, Holdco and Peabody in writing that it would like to so participate.
3. Other
This acknowledgement is governed by the laws of New South Wales.
______________

Signed for
Peabody Acquisition Co. No. 2 Pty Ltd in accordance
with section 127 of the Corporations Act 2001 (Cth)
by

sign here ►	/s/ Julian Derek Thornton
Director

print name	Julian Derek Thornton

sign here ►	/s/ Murray Hundleby
Company Secretary

print name	Murray Hundleby

Signed for
Peabody Acquisition Co. No. 3 Pty Ltd in accordance
with section 127 of the Corporations Act 2001 (Cth)
by

sign here ►	/s/ Julian Derek Thornton
Director

print name	Julian Derek Thornton

sign here ►	/s/ Murray Hundleby
Company Secretary

print name	Murray Hundleby

Signed for
Peabody Acquisition Co. No. 4 Pty Ltd in accordance
with section 127 of the Corporations Act 2001 (Cth)
by

sign here ►	/s/ Julian Derek Thornton
Director

print name	Julian Derek Thornton

sign here ►	/s/ Murray Hundleby
Company Secretary

print name	Murray Hundleby

Signed for
ArcelorMittal Netherlands B.V.
by its attorney

sign here ►	/s/ Carole Whittall
Attorney

print name	Carole Whittall

in the presence of

sign here ►	/s/ Paul Schroder
Witness

print name	Paul Schroder

Signed for
ArcelorMittal Mining Australasia B.V.
by its attorney

sign here ►	/s/ Carole Whittall
Attorney

print name	Carole Whittall

in the presence of

sign here ►	/s/ Paul Schroder
Witness

print name	Paul Schroder